Exhibit 10.1

CONSENT UNDER AND AMENDMENT NO. 3 TO INDENTURE AND LETTER OF CREDIT

This CONSENT UNDER AND AMENDMENT NO. 3 TO INDENTURE AND LETTER OF CREDIT is entered into as of December 14, 2020 (this “Consent and Amendment”) by and among SCILEX PHARMACEUTICALS INC., a Delaware corporation (the “Issuer”), SORRENTO THERAPEUTICS, INC., a Delaware corporation (the “Parent Guarantor”), U.S. BANK NATIONAL ASSOCIATION, as trustee (in such capacity, together with its successors and assigns in such capacity, the “Trustee”) and collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) under the Indenture (as defined below), and the beneficial owners of the Securities and the Holders listed on the signature pages hereof (collectively, the “Holders”).

RECITALS

WHEREAS, the Issuer, the Parent Guarantor, the Trustee and the Collateral Agent are parties to that certain Indenture, dated as of September 7, 2018 (as modified and supplemented and in effect from time to time, the “Indenture”), pursuant to which the Issuer issued Senior Secured Notes due 2026 in the aggregate principal amount of $224,000,000;

WHEREAS, the Issuer proposes to enter into that certain Credit and Security Agreement with CNH Finance Fund I, L.P. (together with its successors and permitted assignees, the “Lender”), in the form attached hereto as Exhibit A (as may be amended, restated, supplemented, or otherwise modified from time to time, subject to the terms of the CNH Intercreditor Agreement (defined below), the “Credit Agreement”), which provides, inter alia, Issuer with the ability to incur revolving loans (each such loan, a “Loan”) in an aggregate amount of up to $10,000,000, subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents (as defined therein);

WHEREAS, pursuant to Section 4.03 of the Indenture, the Issuer shall not, directly or indirectly, incur Indebtedness, except as provided therein;

WHEREAS, pursuant to Section 9.02(a) of the Indenture, the parties to the Indenture may waive any provision thereof with the written consent of the Holders of at least two-thirds of the aggregate principal amount of the Notes then outstanding voting as a single class;

WHEREAS, pursuant to Section 9.02(a)(v) of the Indenture, without the consent of each Holder of an outstanding Note affected, an amendment, supplement or waiver may not affect the priority of any Liens securing the Notes;

WHEREAS, the Issuer requests (a) the consent of the Holders to (i) Issuer’s incurrence and performance (including, without limitation, the payment of Loans as they become due) of payment and performance obligations to the Lender under the Credit Agreement and the other Loan Documents, (ii) Issuer’s securing such payment and performance obligations by granting to the Lender a continuing security interest in the Collateral as such term is defined in the Credit Agreement (such Collateral, the “CNH Collateral”; the security interest in such CNH Collateral, the “CNH Lien”) and (iii) the subordination of the Securities and Collateral Agent’s Lien in the CNH Collateral to the extent provided in that certain Intercreditor Agreement to be entered into by and among Lender, Trustee and the Issuer in the form attached hereto as Exhibit B (as may be amended, restated, supplemented, or otherwise modified from time to time subject to the terms and provisions thereof and the Indenture, the “CNH Intercreditor Agreement”), pursuant to which, inter alia, the Lender shall have a first and prior security interest in, upon and to the CNH Collateral to secure the Loan and (b) the Holders to instruct the Trustee to execute and deliver the CNH Intercreditor Agreement; and

WHEREAS, the Issuer has requested that the Holders, the Trustee and the Collateral Agent agree to amend the Indenture and the Letter of Credit in certain respects, in each case as set forth in this Consent and Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.Definitions.  Except as otherwise defined in this Consent and Amendment, terms defined in the Indenture are used herein as defined therein.

SECTION 2.Consents.  Each of the parties hereto agrees that, effective on the Effective Date (as defined in Section 6), the Holders consent to (a) Issuer’s incurrence and performance (including, without limitation, the payment of Loans as they become due) of payment and performance obligations to the Lender under the Credit Agreement and the other Loan Documents including all AR Loan Obligations as defined in the CNH Intercreditor Agreement in the maximum principal amount of up to $10,000,000, (b) Issuer’s securing such payment and performance obligations pursuant to the grant of the CNH Lien to the Lender and (c) the subordination of the Securities and Collateral Agent’s Lien in the CNH Collateral to the extent provided in the CNH Intercreditor Agreement.

SECTION 3.Amendments.  Each of the parties hereto agrees that, effective on the Effective Date:

(a)The term “Additional Amount” is hereby deleted in Section 1.01 of the Indenture.

(b)The term “Amendment No. 3” is hereby added to Section 1.01 of the Indenture in the appropriate alphabetical order:

“Amendment No. 3” shall mean that certain Consent Under and Amendment No. 3 to Indenture and letter of Credit, dated as of December 14, 2020, by and among the Issuer, the Parent Guarantor, the Trustee, the Collateral Agent and the Holders party thereto.

(c)The term “Revolving Loan” is hereby added to Section 1.01 of the Indenture in the appropriate alphabetical order:

“Revolving Loan” shall mean the AR Loan Obligations as defined in the Intercreditor Agreement among CNH Finance Fund I, L.P., Trustee and the Issuer, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(d)The term “Minimum Cash Provision” is hereby amended and restated in its entirety as follows:

“Minimum Cash Provision” means the provision set forth in the Letter of Credit specifying the amount that the Issuer is required to hold in Cash Equivalents in bank accounts, as of the end of any calendar month, in order not to trigger a drawing condition under the Letter of Credit, which amount is at least $4,000,000 in the aggregate commencing with the month ending December 31, 2020; provided that if the Issuer does not satisfy each of (i) the December Optional Repurchase Conditions (as defined in Amendment No. 3) and (ii) at least one of either (x) the February Optional Repurchase Conditions (as defined in Amendment No. 3) or (y) the April Optional Repurchase Conditions (as defined in Amendment No. 3), then, commencing with the month ending April 30, 2021 and for each month thereafter, such amount shall be $10,000,000 in the aggregate.

(e)Upon the Effective Date Repurchase (as defined below), each of Section 4.08(b) and Section 4.08(c) of the Indenture is hereby amended and restated to read as follows:

Intentionally Deleted.

(f)Section 4.23 of the Indenture is hereby amended and restated in its entirety as follows:

Letter of Credit. The Issuer shall make a timely drawing under the Letter of Credit at such time, if any, that the Issuer is permitted to make such a drawing under the Letter of Credit.   After such time (if any) that the Letter of Credit is drawn by the Issuer, the Issuer shall maintain at all times thereafter at least $10,000,000 in aggregate unrestricted Cash Equivalents held by or in the name of the Issuer. In addition, within five (5) Business Days after the Letter of Credit is drawn by the Issuer, the Issuer shall complete the “LC Repurchase” as defined in, and in accordance with, Amendment No. 3.

(g)The reference to “$25,000,000 plus the Additional Amount (if any)” in the second sentence of clause (c) of Section 4.25 of the Indenture and in the second sentence of clause (d) of Section 4.25 of the Indenture is hereby deleted and replaced in both sentences with the phrase “$25,000,000”.

(h)Section 4.25(e) of the Indenture is hereby deleted in its entirety.

(i)Clause (B1) of Exhibit 1 of the Letter of Credit is hereby amended and restated in its entirety as follows with the following two paragraphs, each of which shall be an independent drawing condition for the Letter of Credit:

[(B1a)Scilex has failed to hold, as of the end of the most recently ended calendar month, commencing with the month ending December 31, 2020, at least US$4,000,000 in the aggregate of unrestricted Cash Equivalents in bank accounts.]

or

[(B1b)Scilex (a) either (i) did not satisfy the December Optional Repurchase Conditions (as defined in Amendment No. 3) or (ii) did not satisfy at least one of (x) the February Optional Repurchase Conditions or (y) the April Optional Repurchase Conditions and (b) has failed to hold, as of the end of the most recently ended calendar month, commencing with the month ending April 30, 2021, at least US$10,000,000 in the aggregate of unrestricted Cash Equivalents in bank accounts.]

SECTION 4.Representations and Warranties of the Issuer and the Parent Guarantor.  Each of the Issuer and the Parent Guarantor represents and warrants as follows:

(a)as of the date hereof, the representations and warranties contained in the Indenture, the Securities, the Collateral Agreement, the Purchase Agreements or in any Security Document (each as amended hereby) are true and correct in all material respects as though made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates;

(b)as of the date hereof, no event has occurred and is continuing that constitutes a “Default” or “Event of Default” under the Indenture, the Securities or any Security Document, and the execution, delivery and performance of this Consent and Amendment will not cause or constitute any such Default or Event of Default under the Indenture, the Securities or any Security Document, as amended hereby; and

(c)each of the Issuer and the Parent Guarantor has duly authorized, executed and delivered this Consent and Amendment, and this Consent and Amendment constitutes the legal, valid and binding obligation of the Issuer and the Parent Guarantor enforceable against such person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

SECTION 5.Representations and Warranties, and Covenant, of the Holders.

(a)Representations and Warranties.  Each Holder hereby represents and warrants, with respect to itself, to each of the Trustee and the Collateral Agent that as of the date hereof (i) such Holder owns or beneficially owns, respectively, the principal amount of the Securities set forth opposite such Holder’s name under the column heading “Principal Amount of Securities” in Schedule 1 attached hereto and, if such Securities are beneficially owned through the book-entry system of The Depository Trust Company, then such Securities are held through The Depository Trust Company participant set forth opposite such Holder’s name under the column heading “Depository Trust Company Participant Name and Number” in Schedule 1 attached hereto (and if nothing is set forth opposite such Holder’s name under the column heading “Depository Trust Company Participant Name and Number” in Schedule 1 attached hereto then such Holder does not hold such Securities through the book-entry system of The Depository Trust Company), (ii) the CUSIP Number of such Securities that are beneficially owned by such Holder are set forth opposite such Holder’s name under the column heading “CUSIP No.” in Schedule 1 attached hereto, (iii) such Holder is not the Issuer, the Parent Guarantor or a Subsidiary of the Issuer or the Parent Guarantor, (iv) such Holder has the full power and authority to provide this Consent and Amendment with respect to such Securities that are owned or beneficially owned by such Holder and (v) this Consent and Amendment has been duly executed and delivered by such Holder, and this Consent and Amendment constitutes a legal, valid and binding obligation of such Holder enforceable against such Holder in accordance with its terms.

(b)Covenant.  Each Holder (on a several and not joint basis) agrees to indemnify and hold harmless the Trustee and the Collateral Agent from and against any and all damages, losses, costs and expenses (including, without limitation, legal fees and expenses) arising or resulting from reliance upon the representations and warranties by such Holder set forth in this Section 5.

SECTION 6.Effectiveness.  This Consent and Amendment shall become effective as of the date (such date, the “Effective Date”) that:

(a)the Trustee shall have received counterparts of this Consent and Amendment executed by the Trustee, the Issuer, the Parent Guarantor, Collateral Agent and all the Holders of the then outstanding Securities;

(b)the Issuer shall have repurchased from each Holder Securities in a principal amount equal to (i) $45,000,000 multiplied by (ii) a fraction the numerator of which is the then outstanding principal amount of the Securities held by such Holder and the denominator of which is the then outstanding principal amount of all of the outstanding Securities, at a purchase price in cash equal to 100% of the principal amount thereof (such repurchase, the “Effective Date Repurchase”); and

(c)the Issuer shall have executed and delivered a letter agreement with Oaktree Capital Management, L.P. (“Oaktree”) amending Oaktree’s board representation rights with respect to Scilex Holding Company and the Issuer, in form and substance satisfactory to Oaktree and the Issuer;

(d)the Issuer shall have paid the actual, reasonable and documented fees and expenses of the Trustee associated with the negotiation and performance of this Consent and Amendment in the amount of $1,500.00, and the actual, reasonable and documented fees of its counsel, Shipman & Goodwin LLP, in the amount of $7,020.00; and

(e)the Issuer shall have paid the actual, reasonable and documented fees and expenses of counsel to North Haven Tactical Value Fund LP, Pillsbury Winthrop Shaw Pittman, LLP, in the amount of $70,054.

SECTION 7.Repurchases.

(a)Notwithstanding Sections 4.08(c), 4.24 or 4.25 of the Indenture, the Holders (i) hereby agree that the Issuer may effectuate the Effective Date Repurchase and shall use the funds in the Collateral Account and the Reserve Account for the purpose of consummating the Effective Date Repurchase, (ii) hereby instruct the Trustee and the Collateral Agent to release funds in the Collateral Account and the Reserve Account in an aggregate amount of up to $45,000,000 (the “Released Funds”) to the order of the Issuer (free and clear of any Lien under the Collateral Agreement and any other Security Document) for such purpose, (iii) hereby agree that any remaining funds in the Collateral Account and the Reserve Account after the consummation of the Effective Date Repurchase shall be released to the Issuer by the Trustee and the Collateral Agent (free and clear of any Lien under the Collateral Agreement and any other Security Document and the Holders hereby instruct the Trustee and the Collateral Agent to release such funds accordingly) and (iv) after the consummation of the Effective Date Repurchase, hereby agree that Sections 4.08(c), 4.24 and 4.25 of the Indenture shall have no further force and effect and the Collateral Account and the Reserve Account shall each be closed.

(b)In the event that any Securities remain outstanding on December 16, 2020, on December 16, 2020, the Issuer may, in its sole and absolute discretion, provide notice substantially in the form attached hereto as Exhibit C (the “December Repurchase Notice”) to the Trustee and the Holders that the Issuer intends to repurchase from each Holder Securities in a principal amount equal to (i) $20,000,000 (or, if less, the remaining outstanding principal amount of the Securities) multiplied by (ii) a fraction the numerator of which is the then outstanding principal amount of the Securities held by such Holder and the denominator of which is the then outstanding principal amount of all of the outstanding Securities (such amount with respect to each Holder, such Holder’s “Pro Rata Share”), at a purchase price in cash equal to 100% of the principal amount thereof (such repurchase, the “December 2020 Repurchase”). If delivered, the December Repurchase Notice shall be binding, irrevocable and unconditional. If the Issuer provides the Holders with a December Repurchase Notice, the Issuer will, no later than December 16, 2020, also deposit or cause to be deposited with the Trustee to the account specified on Exhibit D attached hereto an amount equal to $20,000,000 (or, if less, the remaining outstanding principal amount of the Securities) (the “December Repurchase Amount”, and the delivery of the December Repurchase Notice and such deposit of the December Repurchase Amount with the Trustee shall be referred to herein as the “December Optional Repurchase Conditions”) to be held in escrow by the Trustee for the sole purpose of effectuating the December 2020 Repurchase.  The Trustee shall apply the December Repurchase Amount to repurchase from each Holder such Holder’s Pro Rata Share of the Securities not later than two (2) Business Days after the later of the date of receipt by the Trustee of the (x) December Repurchase Notice and (y) December Repurchase Amount.

(c)In the event that any Securities remain outstanding on February 12, 2021, on February 12, 2021, the Issuer may, in its sole and absolute discretion, provide notice substantially in the form attached hereto as Exhibit C (the “February Repurchase Notice”) to the Trustee and the Holders that the Issuer intends to repurchase from each Holder Securities in a principal amount equal to (i) $20,000,000 (or, if less, the remaining outstanding principal amount of the Securities) multiplied by (ii) a fraction the numerator of which is the then outstanding principal amount of the Securities held by such Holder and the denominator of which is the then outstanding principal amount of all of the outstanding Securities, at a purchase price in cash equal to 100% of the principal amount thereof (such repurchase, the “February 2021 Repurchase”). If delivered, the February Repurchase Notice shall be binding, irrevocable and unconditional. If the Issuer provides the Holders with a February Repurchase Notice, the Issuer will, no later than February 12, 2021, also deposit or cause to be deposited with the Trustee to the account specified on Exhibit D attached hereto an amount equal to $20,000,000 (or, if less, the remaining outstanding principal amount of the Securities) (the “February Repurchase Amount”, and the delivery of the February Repurchase Notice and such deposit of the February Repurchase Amount with the Trustee shall be referred to herein as the “February Optional Repurchase Conditions”) to be held in escrow by the Trustee for the sole purpose of effectuating the February 2021 Repurchase.  The Trustee shall apply the February Repurchase Amount to repurchase from each Holder such Holder’s Pro Rata Share of the Securities not later than two (2) Business Days after the later of the date of receipt by the Trustee of the (x) February Repurchase Notice and (y) the February Repurchase Amount.

(d)In the event that any Securities remain outstanding on April 13, 2021, on April 13, 2021, the Issuer may, in its sole and absolute discretion, provide notice substantially in the form attached hereto as Exhibit C (the “April Repurchase Notice”) to the Trustee and the Holders that the Issuer intends to repurchase from each Holder Securities in a principal amount equal to (i) $20,000,000 (or, if less, the remaining outstanding principal amount of the Securities) multiplied by (ii) a fraction the numerator of which is the then outstanding principal amount of the Securities held by such Holder and the denominator of which is the then outstanding principal amount of all of the outstanding Securities, at a purchase price in cash equal to 100% of the principal amount thereof (such repurchase, the “April 2021 Repurchase”). If delivered, the April Repurchase Notice shall be binding, irrevocable and unconditional. If the Issuer provides the Holders with an April Repurchase Notice, the Issuer will, no later than April 13, 2021, also deposit or cause to be deposited with the Trustee to the account specified on Exhibit D attached hereto an amount equal to $20,000,000 (or, if less, the remaining outstanding principal amount of the Securities) (the “April Repurchase Amount”, and the delivery of the April Repurchase Notice and such deposit of the April Repurchase Amount with the Trustee shall be referred to herein as the “April Optional Repurchase Conditions” and, together with the December Optional Repurchase Conditions and the February Optional Repurchase Conditions, the “Optional Repurchase Conditions”) to be held in escrow by the Trustee for the sole purpose of effectuating the April 2021 Repurchase.  The Trustee shall apply the April Repurchase Amount to repurchase from each Holder such Holder’s Pro Rata Share of the Securities not later than two (2) Business Days after the later of the date of receipt by the Trustee of the (x) April Repurchase Notice and (y) the April Repurchase Amount.

(e)In the event that the Letter of Credit is drawn by the Issuer, the Issuer shall, within five (5) Business Days after the date of such drawing, repurchase from each Holder Securities in a principal amount equal to (i) $20,000,000 (or, if less, the remaining outstanding principal amount of the Securities) multiplied by (ii) a fraction the numerator of which is the then outstanding principal amount of the Securities held by such Holder and the denominator of which is the then outstanding principal amount of all of the outstanding Securities, at a purchase price in cash equal to 100% of the principal amount thereof (such repurchase, the “LC Repurchase” and, together with the Effective Date Repurchase, the December 2020 Repurchase, the February 2021 Repurchase and the April 2021 Repurchase, each a “Repurchase” and collectively the “Repurchases”).  Notwithstanding anything to the contrary in the Indenture, any failure by the Issuer to complete the LC Repurchase on or prior to the fifth (5th) Business Day following the date on which the Letter of Credit is drawn shall constitute an immediate Event of Default on and after such date.

(f)In connection with each Repurchase, the applicable Holder shall surrender the Security to or pursuant to the order of the Issuer.  If a Holder’s Securities are repurchased only in part, the Issuer shall execute, and order the Trustee to authenticate in accordance with Section 2.07 of the Indenture, new Securities equal in principal amount to the portion of the Securities surrendered but not repurchased.  If the Securities are Global Securities held by the Depository, then the Issuer shall cause the surrendered beneficial interests in such Global Securities so purchased to be transferred to the account of the Trustee pursuant to the applicable operational procedures of the Depository for tendering and withdrawing securities, and deliver a cancellation order to the Trustee with respect to such beneficial interests in accordance with Section 2.11 of the Indenture.

(g)On the date of each Repurchase, the Issuer shall pay the repurchase price to the Holders entitled thereto and all Securities repurchased by the Issuer pursuant to such Repurchase shall be delivered to the Trustee for cancellation in accordance with Section 7(f) above and Section 2.11 of the Indenture.

(h)The Holders hereby acknowledge and agree to accept the repurchase of the Securities pursuant to the Effective Date Repurchase in accordance with the terms of this Section 7 on the Effective Date.

(i)After the Effective Date, in the event that the Issuer wishes to redeem all of the remaining outstanding Securities under the Indenture on or prior to December 31, 2021 and requests that the Holders agree to an amendment to the Indenture in connection with such full redemption, the Holders shall consider such request in good faith, taking the Effective Date Repurchase into account.

(j)Notwithstanding anything to the contrary herein or otherwise, in the event that the Holders agree, in their sole discretion, that the Issuer may in the future redeem, repay, repurchase or otherwise retire Securities (a “Future Redemption”) in exchange for an amount to be repaid to the Holders of such Securities that is less than 100% of the principal balance of such Securities immediately prior to giving effect to such Future Redemption (such amount, expressed as a fraction, the numerator of which is the aggregate purchase price of such Securities in such Future Redemption and the denominator of which is the then outstanding principal amount of all such Securities, the “Below Par Exercise Rate”), the Holders hereby agree that the principal amount of such Future Redemption shall be reduced dollar-for-dollar by an amount equal to (i) the aggregate principal amount of the Securities repurchased in the Repurchases prior to such Future Redemption multiplied by (ii) one (1) minus the Below Par Exercise Rate.  For the avoidance of doubt, (x) as of the date hereof, the Holders have not agreed that any Future Redemption may be made at a Below Par Exercise Rate, or in any other manner other than in accordance with the Indenture, and (y) any such Future Redemption shall not be made at a Below Par Exercise Rate without the prior written consent of the Holders, which may be granted or withheld in the Holders’ sole and absolute discretion.

SECTION 8.Effect on the Indenture, Letter of Credit, Securities, Purchase Agreement and Security Documents.

(a)On and after the Effective Date each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Letter of Credit, the Securities, the Purchase Agreement or any Security Documents to the Indenture, shall mean and be a reference to the Indenture as amended hereby.

(b)On and after the Effective Date each reference in the Letter of Credit to “this Letter of Credit,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Indenture, the Securities, the Purchase Agreement or any Security Documents to the Letter of Credit, shall mean and be a reference to the Letter of Credit as amended hereby.

(c)Except as specifically amended above, the Indenture, the Letter of Credit, the Securities, the Purchase Agreement and the Security Documents shall remain in full force and effect and are hereby ratified and confirmed.

(d)Except as set forth in this Consent and Amendment, the execution, delivery and effectiveness of this Consent and Amendment shall not operate as a waiver of any right, power or remedy of the Trustee, the Collateral Agent or any of the Holders under the Indenture, the Letter of Credit, the Securities, the Purchase Agreement or any of the Security Documents, nor constitute a waiver of any provision thereof.

(e)None of the Trustee, the Collateral Agent or any Holder is under any obligation to enter into or consent to this Consent and Amendment.  The entering into of this Consent and Amendment by the Trustee and the Collateral Agent and any consent to this Consent and Amendment by any Holder shall not be deemed to limit or hinder any rights of any such party under the Indenture, the Letter of Credit, the Securities, the Purchase Agreement or any Security Document, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Parent Guarantor or the Issuer, on the other hand, with regard to any provision thereof.

SECTION 9.Authorization of Trustee and Collateral Agent.  Each of the Trustee and the Collateral Agent is hereby authorized, empowered and directed by the undersigned to execute and deliver this Consent and Amendment and the CNH Intercreditor Agreement and to execute any documents or take any actions reasonably necessary in order to effectuate this Consent and Amendment.

SECTION 10.General Authorization.  Any and all actions heretofore or hereafter taken by the Trustee, the Collateral Agent, the Issuer, the Parent Guarantor and/or any officer, director, member, manager, partner, employee, contractor, Affiliate, attorney, representative and/or agent of any of the foregoing consistent with the intent and purpose of the matters approved or consented to in this Consent and Amendment are hereby ratified, confirmed, approved and consented to in all respects.

SECTION 11.Execution in Counterparts; Facsimile Signatures.  The parties may sign any number of copies of this Consent and Amendment.  Each signed copy shall be an original, but all of them together represent the same agreement.  The exchange of copies of this Consent and Amendment and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Consent and Amendment as to the parties hereto and may be used in lieu of the original Consent and Amendment for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. Electronic signatures believed by the Trustee  to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider acceptable to the Trustee) shall also be deemed original signatures for all purposes hereunder.

SECTION 12.Governing Law.  This Consent and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

SECTION 13.Severability.  In case any provision in this Consent and Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

SECTION 14.Headings.  The headings of the Sections of this Consent and Amendment have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 15.Binding Effect and Notice.  After the Effective Date, this Consent and Amendment shall bind each Holder (and such Holder’s successors and assigns) and every subsequent owner or beneficial owner of the Securities described on Schedule 1 attached hereto (or portion thereof that evidences the same debt as such Securities).  Any and all notices required to take any action in adopting this Consent and Amendment are hereby waived.  Each Holder acknowledges that this Consent and Amendment constitutes the required notice of this Consent and Amendment pursuant to Section 9.02(b) of the Indenture.  Each Holder and beneficial owner signatory hereto further agrees that such Holder’s or beneficial owner’s consent to this Consent and Amendment, and waiver of the applicable Indenture provisions expressly provided herein, shall not be revoked by such Holder or beneficial owner, and may not be revoked by any successors or assigns of such Holder or beneficial owner, prior to the Effective Date, notwithstanding the provisions of Section 9.03 of the Indenture.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent and Amendment to be duly executed and delivered as of the date first above written.

ISSUER:

SCILEX PHARMACEUTICALS INC.

By: /s/ Jaisim Shah
     Name: Jaisim Shah
     Title: Chief Executive Officer

PARENT GUARANTOR:

SORRENTO THERAPEUTICS, INC.

By: /s/ Henry Ji, Ph.D.

     Name: Henry Ji, PhD.
     Title: President, Chief Executive Officer and Chairman of the Board

[Signature Page to Consent Under and Amendment No. 3 to Indenture and Letter of Credit]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent and Amendment to be duly executed and delivered as of the date first above written.

TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Alison D. B. Nadeau
     Name: Alison D. B. Nadeau
     Title: Vice President

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By: /s/ Alison D. B. Nadeau
     Name: Alison D. B. Nadeau
     Title: Vice President

[Signature Page to Consent Under and Amendment No. 3 to Indenture and Letter of Credit]